Exhibit 99.1

BREAD FINANCIAL ANNOUNCES CONVERTIBLE NOTES OFFERING

Columbus, Ohio, June 8, 2023 – Bread Financial Holdings, Inc. (NYSE: BFH) (“Bread Financial” or the “Company”) announced today that it intends to offer, subject to market and other conditions, $275 million in aggregate principal amount of convertible senior notes due 2028 (the “Convertible Notes”).

The Company intends to use a portion of the net proceeds of the Convertible Notes offering to fund the cost of entering into the capped call transactions described below and intends to use the remainder of such net proceeds in connection with the refinancing of the Company’s existing credit agreement.

In connection with the Convertible Notes offering, if the initial purchasers sell more Convertible Notes than the total principal amount of the Convertible Notes set forth above, the Company expects to grant the initial purchasers the right to purchase, for settlement within a 13-day period beginning on, and including, the date the Convertible Notes are first issued, up to an additional $41.25 million aggregate principal amount of Convertible Notes. If the initial purchasers exercise their option to purchase additional Convertible Notes, then the Company intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below and the remaining net proceeds to further repay in part the outstanding loans under the Company’s existing credit agreement.

The Convertible Notes will accrue interest payable semi-annually in arrears and will mature on June 15, 2028, unless repurchased, redeemed or converted in accordance with their terms prior to such date. Prior to the close of business on the business day immediately preceding March 15, 2028, the Convertible Notes will be convertible only upon satisfaction of certain conditions and during certain periods; thereafter, the Convertible Notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The Company will settle conversions by paying cash up to the aggregate principal amount of the Convertible Notes to be converted and paying or delivering, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Convertible Notes being converted, based on the then applicable conversion rate. The Convertible Notes will be guaranteed, on a full, joint and several basis, by each of the Company’s domestic subsidiaries that guarantees the Company’s obligations under its existing senior notes and its senior credit facilities.

Holders of the Convertible Notes will have the right to require the Company to repurchase all or a portion of their Convertible Notes at 100% of their principal amount, plus any accrued and unpaid interest, upon the occurrence of certain corporate events constituting a "fundamental change" as defined in the indenture governing the Convertible Notes. The Company may not redeem the Convertible Notes prior to June 21, 2026. The Company may redeem for cash all or any portion of the Convertible Notes, at its option, on a redemption date occurring on or after June 21, 2026 and before the 51st scheduled trading day before the maturity date, but only if the last reported sale price of the Company's common stock has been at least 130% of the conversion price then in effect for a specified period of time. The redemption price will equal 100% of the principal amount of the Convertible Notes to be redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date.

In connection with the pricing of the Convertible Notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected to initially cover, subject to anti-dilution adjustments substantially similar to those applicable to the Convertible Notes, the number of shares of the Company's common stock underlying the Convertible Notes. If the initial purchasers exercise their option to purchase additional Convertible Notes, the Company expects to enter into additional capped call transactions with the option counterparties.

The capped call transactions are expected generally to reduce the potential dilution to the Company's common stock upon any conversion of the Convertible Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be. If, however, the market price per share of the Company's common stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company's common stock and/or purchase shares of the Company's common stock concurrently with or shortly after the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company's common stock or the Convertible Notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company's common stock and/or purchasing or selling shares of the Company's common stock or other securities of the Company in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and (x) are likely to do so during any conversion reference period related to a conversion of the Convertible Notes, following any redemption of the Convertible Notes by the Company, or following any repurchase of the Convertible Notes by the Company in connection with any fundamental change and (y) are likely to do so following any repurchase of the Convertible Notes by the Company other than in connection with any such redemption or any fundamental change if the Company elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or decrease in the market price of the Company's common stock or the Convertible Notes, which could affect the holders' ability to convert the Convertible Notes and, to the extent the activity occurs following conversion or during any conversion reference period related to a conversion of the Convertible Notes, it could affect the amount and value of the consideration that holders will receive upon conversion of the Convertible Notes.

The Convertible Notes will be offered through a private placement, and the offer and sale of the Convertible Notes, the guarantees and the shares of the Company’s common stock, if any, issuable upon conversion of the Convertible Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law. The Convertible Notes and the shares of the Company’s common stock, if any, issuable upon conversion of the Convertible Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and applicable state securities laws. Accordingly, the Convertible Notes will be offered only to persons reasonably believed to be “qualified institutional buyers” under Rule 144A of the Securities Act.

This news release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This news release shall not constitute an offer to purchase, or a redemption notice for, any of the Company’s outstanding 4.750% Senior Notes due 2024.

About Bread Financial™
Bread FinancialTM (NYSE: BFH) is a tech-forward financial services company providing simple, personalized payment, lending and saving solutions. The company creates opportunities for its customers and partners through digitally enabled choices that offer ease, empowerment, financial flexibility and exceptional customer experiences. Driven by a digital-first approach, data insights and white-label technology, Bread Financial delivers growth for its partners through a comprehensive product suite, including private label and co-brand credit cards, installment lending, and buy now, pay later (BNPL). Bread Financial also offers direct-to-consumer solutions that give customers more access, choice and freedom through its branded Bread CashbackTM American Express® Credit Card and Bread SavingsTM products.
Headquartered in Columbus, Ohio, Bread Financial is powered by its 7,500+ global associates and is committed to sustainable business practices. To learn more about Bread Financial, visit BreadFinancial.com or follow us on Facebook, LinkedIn, Twitter and Instagram.

Forward-looking Statements
This news release contains forward-looking statements, including, but not limited to, statements related to the proposed refinancing transactions, the Convertible Notes offering, the capped call transactions and the Tender Offer described above. Forward-looking statements may otherwise generally be identified by the use of the words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, future dividend declarations, and future economic conditions.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond our control. Accordingly, our actual results could differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, rising interest rates, unemployment levels and the increased probability of a recession, and the related impact on consumer payment rates, savings rates and other behavior; global political and public health events and conditions, including the ongoing war in Ukraine and the continuing effects of the global COVID-19 pandemic; future credit performance, including the level of future delinquency and write-off rates; the loss of, or reduction in demand from, significant brand partners or customers in the highly competitive markets in which we compete; the concentration of our business in U.S. consumer credit; inaccuracies in the models and estimates on which we rely, including the amount of our allowance for credit losses and our credit risk management models; the inability to realize the intended benefits of acquisitions, dispositions and other strategic initiatives; our level of indebtedness and ability to access financial or capital markets; pending and future legislation, regulation, supervisory guidance, and regulatory and legal actions, including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; impacts arising from or relating to the transition of our credit card processing services to third party service providers that we completed in 2022; failures or breaches in our operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects or otherwise; and any tax liability, disputes or other adverse impacts arising out of or relating to the spinoff of our former LoyaltyOne segment or the recent bankruptcy filings of Loyalty Ventures Inc. and certain of its subsidiaries. The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Contacts

Investors/Analysts
Brian Vereb
Brian.Vereb@BreadFinancial.com

Susan Haugen
Susan.Haugen@BreadFinancial.com

Media
Rachel Stultz
Rachel.Stultz@BreadFinancial.com

###